GARTMORE MUTUAL FUNDS

                       Gartmore International Growth Fund,
                  Gartmore International Small Cap Growth Fund,
                         Gartmore Emerging Markets Fund

                 Prospectus Supplement dated September 23, 2003
                        to Prospectus dated March 1, 2003


The following information supplements information concerning the Gartmore International Small Cap Growth Fund in the above noted prospectus:

On September 18, 2003, the Board of Trustees of Gartmore Mutual Funds considered and approved a proposal to liquidate and dissolve the Gartmore International Small Cap Growth Fund (the "Fund"). If the shareholders of record of the Fund as of the close of business on October 1, 2003, approve this action at a meeting anticipated to be held on December 12, 2003, the Fund will be liquidated and dissolved as soon as practicable thereafter. Currently, a substantial majority of the shares of the Fund is held by Gartmore Global Asset Management Trust, the Fund's investment adviser (the "Adviser"). The Adviser has advised Board of Trustees that it will vote the shares of the Fund that it owns to approve the liquidation proposal, which, as of the date of this Supplement, were sufficient to approve the liquidation proposal without other shareholder approval. It is currently expected that the liquidation and dissolution of the Fund will be effective as of the close of business on December 19, 2003.

Effective September 29, 2003, new account requests, exchanges into the Fund and purchase orders for Fund shares will no longer be accepted (other than those purchase orders received through pre-established investment programs, through variable insurance or retirement products offered by Nationwide Financial or its subsidiaries or through dividend reinvestment). Prior to the Fund's liquidation and dissolution, shareholders will be entitled to exchange out of the Fund or redeem their shares in the manner set forth in the Fund's current prospectus. Effective September 24, 2003, shareholders of the Fund will no longer be subject to a contingent deferred sales charge ("CDSC") upon a redemption of their Fund shares. Distribution (Rule 12b-1) fees will, however, continue to accrue on shares of the Fund in the manner set forth in the Fund's current prospectus.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE